Exhibit 10.1

AMENDMENT TO SOLAR POWER SYSTEMS AGREEMENT

AMENDMENT TO SOLAR POWER SYSTEMS AGREEMENT, dated effective as of August 15, 2012, by and among CORONUS SOLAR INC. (“Coronus Solar”), CORONUS ENERGY CORP. (“Coronus Energy”), and BELECTRIC, INC. (“Belectric”).

RECITALS

WHEREAS, Coronus Solar, Coronus Energy and Belectric have previously entered into a Solar Power Systems Agreement, dated effective as of March 31, 2011 (the “Solar Power Systems Agreement”) (capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Solar Power Systems Agreement); and

WHEREAS, Coronus Solar, Coronus Energy and Belectric wish to amend the Solar Power Systems Agreement as provided herein.

NOW, THEREFORE, in connection with and in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Buyer and the Seller hereby agree as follows:

1.
Sections 1.1(d) and 1.1(e) of the Solar Power Systems Agreement are hereby deleted. Insofar as the Solar Power Systems Agreement refers to an Energy Unit, such references shall be deemed to be references to a Solar System.

2.	Sections 2 of the Solar Power Systems Agreement is hereby amended to read in its entirety as follows:

“2.            PURCHASE AND SALE

       2.1   Purchase and Sale

Based on the representations and warranties contained in this Agreement, Belectric agrees to sell, assign and transfer to Coronus Energy and, Coronus Energy agrees to purchase from Belectric, Solar Systems, for the price and in accordance with and subject to the terms and conditions set forth in this Agreement.

       2.2   Purchase Price

Coronus Energy and Belectric will negotiate, in good faith, the purchase price of each Solar System on a per Solar System basis (the “Purchase and Sale Agreements”). As additional consideration, Coronus Solar has issued 1,097,400 common shares to Belectric at a deemed price of $1.05 per share (the “Payment Shares”).

2.3           Non-Refundability of Payment Shares

Coronus Solar and Coronus Energy acknowledge and agree that the Payment Shares are non-refundable.

2.4           Restrictions on Transfer

Belectric acknowledges and agrees that the Payment Shares will be subject to restrictions on resale and transfer in accordance with applicable securities laws. Belectric further

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acknowledges and agrees that the Payment Shares may be subject to additional resale restrictions based upon Belectric’s jurisdiction of residence and the jurisdiction of residence of any proposed transferee of the Payment Shares, and it is Belectric’s responsibility to find out what these restrictions are and comply with same before selling, transferring or otherwise disposing of the Payment Shares. Belectric acknowledges and agrees that the certificate representing the Payment Shares will bear such legends as are required with respect to any such restrictions on resale and transfer.

3.	Section 3 of the Solar Power Systems Agreement is hereby deleted.

4.	Section 8 of the Solar Power Systems Agreement is hereby amended to read in its entirety as follows:

“Pursuant to Operations and Maintenance Agreements, to be negotiated in good faith between Coronus Energy and Belectric, Belectric shall be responsible for managing the operation of the Solar Systems, throughout the duration of the power purchase agreement underlying each Solar System.”

5.	Section 10 of the Solar Power Systems Agreement is hereby amended to read in its entirety as follows:

“10.          TERM

10.1     Three Years

This Agreement shall be effective as of August 15, 2012, and shall remain in full force and effect for three years (the “Three Year Term”).

10.2     100 MW

This Agreement shall expire prior to the Three Year Term provided Coronus Energy and Belectric enter into Purchase and Sale Agreements totaling 100 MW of Solar Systems prior to the expiry of the Three Year Term.

10.3     Exclusivity

Throughout the term of this Agreement, Belectric shall retain the exclusive right to negotiate Purchase and Sale Agreements with Coronus Energy for Solar Systems.”

6.	Sections 11.2, 13.5, 14.2, and 15.2 of the Solar Power Systems Agreement are hereby deleted.

Except as provided herein, the Solar Power Systems Agreement shall remain unamended and in full force and effect.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the day and year first above written.

CORONUS SOLAR INC.

Per:	JEFF THACHUK____________________
Signature
Jeff Thachuk President

CORONUS ENERGY CORP.

Per:	JEFF THACHUK____________________
Signature
Jeff Thachuk President

BELECTRIC, INC.

Per:	DAVID TAGGART___________________
Signature
David Taggart President

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